                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 26, 2002


                             NABORS INDUSTRIES LTD.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Bermuda                     333-76198                  980363970
         -------                     ---------                  ---------
(State or Other Jurisdiction        (Commission               (IRS Employer
    of Incorporation)               File Number)            Identification No.)


   c/o The Corporate Secretary Ltd.
          White Park House
           Whitepark Road
        Bridgetown, Barbados                                   N/A
----------------------------------------                    ----------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code   (246) 427-8617
                                                   -------------------


                                      N/A
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)


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ITEM 5.       OTHER EVENTS.

     On June 24, 2002, Nabors Industries, Inc. completed a corporate reorganization resulting in its change in domicile from Delaware to Bermuda under the name Nabors Industries Ltd. (the "Company").

     Pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company's common shares, par value $.001 per share, are deemed registered under Section 12(b) of the Exchange Act.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NABORS INDUSTRIES LTD.


Date: June 26, 2002                          By: /s/ Daniel MacLachlin
                                                 --------------------------
                                                   Daniel McLachlin
                                                   Vice President